EXHIBIT 31.2


CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

I, John Haddock, as Chief Executive Officer and Principal Financial Officer of Dtomi, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the accompanying Form 10-QSB report for the period ending June 30, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 16, 2004             /s/ John Haddock
                                    ----------------------------
                                    John Haddock
                                    Chief Executive Officer
                                    Principal Financial Officer



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